MUNICIPAL INCOME OPPORTUNITIES TRUST III   Two World Trade Center, New York, New
                                           York 10048

LETTER TO THE SHAREHOLDERS March 31, 1998

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Municipal Income Opportunities Trust III (OIC) for the fiscal year ended March 31, 1998.

Since our interim report six months ago, the securities markets have been influenced by the Asian financial crisis and its potential impact on the U.S. economy. Foreign currency turmoil strengthened the value of the U.S. dollar and created a "flight to quality" demand for U.S. Treasury securities. Municipal bonds followed the trend of Treasuries with yields declining to a range last seen 20 years ago. Domestic employment conditions strengthened as unemployment declined to its lowest level since 1973. The bond market rally was also aided by prospects of the first federal budget surplus in more than two decades. Inflation remained subdued despite the economy's strength.

                                                    BOND YIELDS 1994-1998

                                                                                      Insured Municipal
                                                                                       Revenue Yields
                          30-Year                         30-Year                    as a Percentage of
                  Insured Municipal Yields          U.S. Treasury Yields            U.S. Treasury Yields
Dec '93                     5.4                            6.34                            85.17%
                            5.4                            6.24                            86.54%
                            5.8                            6.66                            87.09%
                            6.4                            7.09                            90.27%
                            6.35                           7.32                            86.75%
                            6.25                           7.43                            84.12%
Jun '94                     6.5                            7.61                            85.41%
                            6.25                           7.39                            84.57%
                            6.3                            7.45                            84.56%
                            6.55                           7.81                            83.87%
                            6.75                           7.96                            84.80%
                            7                              8                               87.50%
Dec '94                     6.75                           7.88                            85.66%
                            6.4                            7.7                             83.12%
                            6.15                           7.44                            82.66%
                            6.15                           7.43                            82.77%
                            6.2                            7.34                            84.47%
                            5.8                            6.66                            87.09%
Jun '95                     6.1                            6.62                            92.15%
                            6.1                            6.86                            88.92%
                            6                              6.66                            90.08%
                            5.95                           6.48                            91.82%
                            5.75                           6.33                            90.84%
                            5.5                            6.14                            89.56%
Dec '95                     5.35                           5.94                            90.07%
                            5.4                            6.03                            89.55%
                            5.8                            6.46                            86.69%
                            5.85                           6.66                            87.84%
                            5.95                           6.89                            86.36%
                            6.05                           6.99                            86.55%
Jun '96                     5.9                            6.89                            85.63%
                            5.85                           6.97                            83.93%
                            5.9                            7.11                            82.98%
                            5.7                            6.93                            82.25%
                            5.65                           6.64                            85.09%
                            5.5                            6.35                            86.61%
Dec '96                     5.6                            6.63                            84.46%
                            5.7                            6.79                            83.95%
                            5.65                           6.8                             83.08%
                            5.9                            7.1                             83.10%
                            5.75                           6.94                            82.85%
                            5.65                           6.91                            81.77%
Jun '97                     5.6                            6.78                            82.60%
                            5.3                            6.3                             84.00%
                            5.5                            6.61                            83.00%
                            5.4                            6.4                             84.40%
                            5.35                           6.15                            86.90%
                            5.3                            6.05                            87.60%
Dec '97                     5.15                           5.92                            86.90%
Jan '98                     5.15                           5.8                             88.80%
Feb '98                     5.2                            5.92                            87.80%
Mar '98                     5.25                           5.93                            88.50%

Source:  Municipal Market Data

MUNICIPAL INCOME OPPORTUNITIES TRUST III

MUNICIPAL MARKET CONDITIONS

Long-term insured municipal index yields declined 25 basis points from 5.50 percent in August 1997 to 5.25 percent at the end of March 1998. The municipal bond rally lagged the rally in Treasuries. The ratio of municipal yields to Treasury yields improved from a historically rich 83 percent in August to a more attractive 89 percent in March. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive.

Total municipal volume increased 20 percent to $220 billion in 1997. Half of the underwritings were enhanced by bond insurance. Much of this growth came from refunding issues sold in the second half of the year as interest rates declined. Overall, refundings represented one quarter of total new volume. So far in 1998, the pace of refunding activity has increased and total volume has exceeded last year's level.

PERFORMANCE

The Fund's net asset value (NAV) increased from $9.69 to $10.02 over the fiscal year. Based on the NAV change plus reinvestment of tax-free dividends totaling $0.675 per share, the Fund's total NAV return was 10.38 percent. The Fund's market price on the New York Stock Exchange declined slightly from $10.00 to $9.875 per share during the year. Based on the market price change and reinvestment of dividends, OIC's total market return was 5.41 percent. On March 31, 1998, OIC's market price was trading at a modest discount of 1.45 percent to its NAV.

Monthly dividends for the first quarter of 1998 were declared in December. The Fund's current monthly dividend is $0.0525 per share. The level of undistributed net investment income totaled $0.073 per share on March 31, 1998, versus $0.142 per share a year ago.

The Fund's procedure for reinvestment of all dividends and distributions is through purchases of common stock in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

PORTFOLIO STRUCTURE

At the end of March, the Fund's net assets of $106 million were diversified among 15 long-term sectors and 56 credits. The portfolio's average maturity was 18 years. The distribution of bond call dates

MUNICIPAL INCOME OPPORTUNITIES TRUST III

(illustrated in the accompanying chart) produced an average call protection of 5 years. One issue, representing 2 percent of net assets, was not accruing interest. Non-rated securities continued to comprise nearly 60 percent of the portfolio.

LOOKING AHEAD

The economic fundamentals are in place for another year of solid, albeit less spectacular, domestic growth in 1998. Events in the Far East have strengthened the U.S. dollar and led to lower interest rates. The Asian financial crisis

LARGEST SECTORS AS OF MARCH 31, 1998
(% OF NET ASSETS)

IDR/PCR*                  23%
MORTGAGE                  16%
NURSING & HEALTH          16%
HOSPITAL                   8%
TAX ALLOCATION             8%
RETIREMENT & LIFE CARE     7%
TRANSPORTATION             5%
ALL OTHERS                17%

*INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


                               WEIGHTED AVERAGE
                           CALL PROTECTION: 5 YEARS

CALL STRUCTURE AS OF MARCH 31, 1998
(% OF TOTAL LONG-TERM PORTFOLIO) PERCENT CALLABLE

1998                           1%
1999                           2%
2000                          34%
2001                          14%
2002                           0%
2003                           7%
2004                           6%
2005                           7%
2006                          12%
2007                           6%
2008+                         11%

                             YEARS BONDS CALLABLE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MUNICIPAL INCOME OPPORTUNITIES TRUST III seems likely to moderate U.S. economic growth and inflationary pressures. While this outlook is favorable for municipal bonds it is possible that the Federal Reserve Board may tighten monetary policy if cost pressures mount.

We appreciate your ongoing support of Municipal Income Opportunities Trust III and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME OPPORTUNITIES TRUST III

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On October 24, 1997, an annual meeting of the Fund's shareholders was held for the purpose of voting on two separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Edwin J. Garn
For.........................................................  7,794,047
Withheld....................................................    130,732

John R. Haire
For.........................................................  7,795,694
Withheld....................................................    129,085

Michael E. Nugent
For.........................................................  7,796,975
Withheld....................................................    127,804

Philip J. Purcell
For.........................................................  7,793,709
Withheld....................................................    131,070

  The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder.

(2) RATIFICATION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS:

For.........................................................  7,703,811
Against.....................................................     50,290
Abstain.....................................................    170,678

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PORTFOLIO OF INVESTMENTS March 31, 1998

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (95.6%)
            General Obligation (0.9%)
$  1,000    New York City, New York, 1994 Ser D.........................   5.75 %  08/15/10    $ 1,044,450
--------                                                                                       -----------

            Educational Facilities Revenue (2.0%)
   1,000    ABAG Finance Authority for Nonprofit Corporations,
             California, National Center for International Schools
             COPs.......................................................   7.50    05/01/11      1,068,690
   1,000    New York State Dormitory Authority, State University 1993
             Ser A......................................................   5.25    05/15/15      1,021,530
--------                                                                                       -----------
   2,000                                                                                         2,090,220
--------                                                                                       -----------
            Electric Revenue (1.8%)
   2,000    Intermountain Power Agency, Utah, Refg 1996 Ser D (Secondary
             FSA)**.....................................................   5.00    07/01/21      1,938,360
--------                                                                                       -----------

            Hospital Revenue (8.2%)
   1,500    Duarte, California, City of Hope National Medical Center Ser
             1993 COPs..................................................   6.125   04/01/13      1,581,450
   1,000    Flint Hospital Building Authority, Michigan, Hurley Medical
             Center Refg Ser 1998 A (WI)................................   5.375   07/01/20        981,460
     400    Hawaii Department of Budget & Finance, Wilcox Memorial
             Hospital Ser 1998 (WI).....................................   5.35    07/01/18        395,580
   2,000    Dixon, Illinois, Katherine Shaw Bethea Hospital Ser 1990....   9.75    12/01/10      2,237,200
   1,250    Illinois Health Facilities Authority, Edward Hospital Refg
             Ser 1993...................................................   6.00    02/15/19      1,291,825
            Massachusetts Health & Educational Facilities Authority,
   1,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/14      1,087,060
   1,000     Dana Farber Cancer Institute Ser G-1.......................   6.25    12/01/22      1,085,060
--------                                                                                       -----------
   8,150                                                                                         8,659,635
--------                                                                                       -----------
            Industrial Development/Pollution Control Revenue (23.0%)
   1,500    Pope County, Arkansas, Arkansas Power & Light Co Ser 1990
             (AMT)......................................................   8.00    11/01/20      1,638,420
   1,650    Metropolitan Washington Airports Authority, District of
             Columbia, CaterAir International Corp Ser 1991 (AMT)+......  10.125   09/01/11      1,718,343
   1,500    Chicago, Illinois, Chicago-O'Hare Int'l Airport/American
             Airlines Inc Ser 1990 A (AMT)..............................   7.875   11/01/25      1,643,805
   1,000    Iowa Finance Authority, IPSCO Inc Ser 1997 (AMT)............   6.00    06/01/27      1,045,790
   3,000    Perry County, Kentucky, T J International Ser 1994 (AMT)....   7.00    06/01/24      3,321,030
   1,500    Massachusetts Industrial Finance Agency, Eastern Edison Co
             Refg Ser 1993..............................................   5.875   08/01/08      1,554,030
   2,500    Port Authority of New York & New Jersey, Continental
             Airlines Inc & Eastern Airlines Inc/LaGuardia Airport 1990
             Ser 2 (AMT)++..............................................   9.125   12/01/15      2,811,875
   1,750    Cleveland - Cuyahoga County Port Authority, Ohio, C & P
             Docks Ser 1997-1 (AMT).....................................   6.00    03/01/07      1,793,575
   1,000    Beaver County Industrial Development Authority,
             Pennsylvania, Toledo Edison Co Collateralized Ser 1995-B...   7.75    05/01/20      1,163,380
   2,000    Brazos River Authority, Texas, Texas Utilities Electric Co
             1990 Ser A (AMT)...........................................   8.125   02/01/20      2,158,940
   2,000    Sabine River Authority, Texas, Texas Utilities Electric Co
             Ser 1990 B (AMT)...........................................   8.25    10/01/20      2,205,900
   3,000    Pittsylvania County Industrial Development Authority,
             Virginia, Multi-Trade Ser 1994 A (AMT)**...................   7.45    01/01/09      3,318,450
--------                                                                                       -----------
  22,400                                                                                        24,373,538
--------                                                                                       -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Mortgage Revenue - Multi-Family (8.1%)
$  2,318    Saint Tammany Public Trust Financing Authority, Louisiana,
             Refg Ser 1990..............................................  10.00 %  10/01/20    $ 2,519,374
            Alexandria Redevelopment & Housing Authority, Virginia,
   1,760     Courthouse Commons Apts Ser 1990 A (AMT)...................  10.00    01/01/21      1,784,112
  10,594     Courthouse Commons Apts Ser 1990 B (AMT)...................   0.00    01/01/21      1,148,206
   3,000    Washington Housing Finance Commission, FNMA Collateralized
             Refg Ser 1990 A............................................   7.50    07/01/23      3,168,270
--------                                                                                       -----------
  17,672                                                                                         8,619,962
--------                                                                                       -----------
            Mortgage Revenue - Single Family (7.7%)
   2,500    Chicago, Illinois, GNMA-Collateralized Ser 1998 B (AMT)
             (WI).......................................................   6.45    09/01/29      2,719,800
   1,070    Louisiana Housing Finance Agency, GNMA-Collateralized Ser
             1988 (AMT).................................................   8.30    11/01/20      1,104,829
   1,000    New Hampshire Housing Finance Authority, 1997 Ser D (AMT)...   5.90    07/01/28      1,037,690
            Ohio Housing Finance Agency,
   1,085     GNMA-Backed 1990 Ser C (AMT)...............................   7.85    09/01/21      1,150,523
   2,000     Residential GNMA-Collateralized 1996 Ser B-2 (AMT).........   6.10    09/01/28      2,102,440
--------                                                                                       -----------
   7,655                                                                                         8,115,282
--------                                                                                       -----------
            Nursing & Health Related Facilities Revenue (15.6%)
   2,250    Champaign, Illinois, Hoosier Care Inc/Champaign Children's
             Home Ser 1989 A............................................   9.75    08/01/19      2,396,385
   1,415    Winchester, Indiana, Hoosier Care II Inc Ser 1990...........  10.375   06/01/20      1,526,431
   1,000    Iowa Health Facilities Development Financing Authority, Care
             Initiatives Ser 1996.......................................   9.25    07/01/25      1,327,740
   1,500    Westside Habilitation Center, Louisiana, Intermediate Care
             Facility for the Mentally Retarded Refg Ser 1993...........   8.375   10/01/13      1,686,765
   1,970    Massachusetts Health & Educational Facilities Authority,
             Farren Care Center Inc 1990 Ser A..........................  10.375   06/01/10      2,278,561
   2,865    Massachusetts Industrial Finance Agency, Kennedy-Donovan
             Center Inc 1990 Issue......................................   9.75    06/01/10      3,134,826
   1,000    New Jersey Economic Development Authority, Franciscan Oaks
             Project Ser 1997...........................................   5.75    10/01/23      1,010,800
   1,000    Allegheny County Hospital Development Authority,
             Pennsylvania, Allegheny Valley School Ser 1990.............   8.00    02/01/02      1,055,720
   1,930    Hurricane, Utah, Mission Health Service Ser 1990............  10.50    07/01/20      2,163,877
--------                                                                                       -----------
  14,930                                                                                        16,581,105
--------                                                                                       -----------
            Public Facilities Revenue (1.2%)
   1,173    Newton County, Texas, Detention Phase II COPs...............   9.875   12/15/11      1,245,263
--------                                                                                       -----------
            Retirement & Lifecare Facilities Revenue (7.4%)
            Connecticut Development Authority,
     350     Seabury Life Care Ser 1991.................................   8.75    09/01/06        373,828
   2,325     Seabury Life Care Ser 1996.................................  10.00    09/01/16      2,607,883
            Massachusetts Industrial Finance Agency,
     100     Pioneer Valley Living Care Center at Amherst 1990 Issue....   7.00    10/01/01         96,404
      59     Pioneer Valley Living Care Center at Amherst 1990 Issue....   0.00    10/01/20          1,183
   1,000    Glen Cove Housing Authority, New York, The Mayfair at Glen
             Cove Ser 1996 (AMT)........................................   8.25    10/01/26      1,115,310
   1,000    Lorain County, Ohio, Laurel Lakes Ser 1993..................   7.30    12/15/14      1,093,340

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PRINCIPAL
AMOUNT IN                                                                 COUPON   MATURITY
THOUSANDS                                                                  RATE      DATE         VALUE
-----------------------------------------------------------------------------------------------------------
            Chesterfield County Industrial Development Authority,
             Virginia,
$  3,450     Brandermill Woods Ser 1991 A (b)...........................   6.00 %  07/01/16    $ 2,484,000
     500     Brandermill Woods Ser 1991 A (b)...........................   0.00    07/01/17          5,000
     500     Brandermill Woods Ser 1991 A (b)...........................   0.00    07/01/18          5,000
     500     Brandermill Woods Ser 1991 A (b)...........................   0.00    07/01/19          5,000
     500     Brandermill Woods Ser 1991 A (b)...........................   0.00    07/01/20          5,000
     500     Brandermill Woods Ser 1991 A (b)...........................   0.00    07/01/21          5,000
--------                                                                                       -----------
  10,784                                                                                         7,796,948
--------                                                                                       -----------
            Tax Allocation (8.2%)
   2,785    Lely Community Development District, Florida, Ser 1991......   9.00    10/01/11      3,191,443
   1,500    Bradley Illinois, Bradley North Redev Ser 1990..............   9.125   01/01/05      1,700,415
     990    Bridgeview, Illinios, Tax Increment Refg Ser 1995...........   9.00    01/01/11      1,153,162
     400    Hodgkins, Illinois, Ser 1991................................   9.50    12/01/09        473,072
   1,907    Muskegon Downtown Development Authority, Michigan, 1989 Ser
             A-1 (a)....................................................   9.75    06/01/18      2,119,306
--------                                                                                       -----------
   7,582                                                                                         8,637,398
--------                                                                                       -----------
            Transportation Facilities Revenue (4.8%)
   5,000    E-470 Public Highway Authority, Colorado, Ser 1997 B
             (MBIA).....................................................   0.00    09/01/16      1,921,750
   1,000    Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg
             Ser 1993 A (AMBAC).........................................   5.85    10/01/13      1,081,790
   2,000    Ohio Turnpike Commission, 1996 Ser A (MBIA)**...............   5.50    02/15/26      2,061,320
--------                                                                                       -----------
   8,000                                                                                         5,064,860
--------                                                                                       -----------
            Water & Sewer Revenue (0.4%)
   2,660    Pittsburgh Water & Sewer Authority, Pennsylvania, 1998 Ser B
             (FGIC).....................................................   0.00    09/01/30        486,168
--------                                                                                       -----------

            Other Revenue (5.6%)
            Del Mar Race Track Authority, California,
   2,000     Refg Ser 1996..............................................   6.00    08/15/06      2,160,440
   2,000     Refg Ser 1996..............................................   6.00    08/15/08      2,160,200
     500    Mashantucket (Western) Pequot Tribe, Connecticut, Special
             1996 Ser A (a).............................................   6.40    09/01/11        555,645
   1,000    Northern Palm Beach County Improvement District, Florida,
             Water Control & Impr # 9A Ser 1996 A.......................   7.30    08/01/27      1,093,480
--------                                                                                       -----------
   5,500                                                                                         5,969,765
--------                                                                                       -----------
            Refunded (0.7%)
     605    Illinois Health Facilities Authority, Hindsdale Hospital Ser
             1990 C (ETM)...............................................   9.50    11/15/19        705,956
--------                                                                                       -----------

 112,111    TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $93,305,738)..................   101,328,910
--------                                                                                       -----------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (5.7%)
   3,500    Harris County Health Facilities Development Corporation,
             Texas, Methodist Hospital Ser 1994 (Demand 04/01/98).......   3.80*   12/01/25      3,500,000
   2,000    Nueces River Authority, Texas, Reynolds Metal Co Ser 1985
             (Demand 04/01/98)..........................................   3.90    12/01/99      2,000,000
     500    Washington Health Care Facilities Authority, Fred Hutchinson
             Cancer Center Ser 1996 (Demand 04/01/98)...................   3.80*   01/01/23        500,000
--------                                                                                       -----------
   6,000    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
--------
            (Identified Cost $6,000,000)....................................................     6,000,000
                                                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                         VALUE
-----------------------------------------------------------------------------------------------------------
$118,111    TOTAL INVESTMENTS (Identified Cost $99,305,738) (c)...................    101.3%   $107,328,910
========

            LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.........................    (1.3)     (1,419,718)
                                                                                      -----    ------------

            NET ASSETS............................................................    100.0%   $105,909,192
                                                                                      =====    ============

---------------------

AMT     Alternative Minimum Tax.
COPs     Certificates of Participation.
ETM     Escrowed to maturity.
WI      Securities purchased on a "when-issued" basis.
 +      Joint exemption in the District of Columbia and Virginia.
++      Joint exemption in New York and New Jersey.
 *      Current coupon of variable rate demand obligation.
**      Some or all of these securities are segregated in connection with the purchase of "when-issued" securities.
(a)     Resale is restricted to qualified institutional investors.
(b)     Non-income producing security; bond in default.
(c)     The aggregate cost for federal income tax purposes
        approximates identified cost. The aggregate gross unrealized appreciation is $8,176,175 and the aggregate gross
        unrealized depreciation is $153,003, resulting in net
        unrealized appreciation of $8,023,172.

Bond Insurance:
---------------
AMBAC   AMBAC Indemnity Corporation.
FGIC    Financial Guaranty Insurance Company.
 FSA    Financial Securities Association.
MBIA    Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                 March 31, 1998

Arkansas................       1.5%
California..............       6.6
Colorado................       1.8
Connecticut.............       3.3
District of Columbia....       1.6
Florida.................       5.1
Hawaii..................       0.4
Illinois................      13.5
Indiana.................       1.5
Iowa....................       2.2%
Kentucky................       3.1
Louisiana...............       5.0
Massachusetts...........       8.7
Michigan................       2.9
New Hampshire...........       1.0
New Jersey..............       3.6
New York................       5.7
Ohio....................       7.7
Pennsylvania............       2.6%
Texas...................      10.5
Utah....................       3.9
Virginia................       9.9
Washington..............       3.5
Joint Exemptions*.......      (4.3)
                           -------

Total...................     101.3%
                           =======

---------------------
* Joint exemptions have been included in each location.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998

ASSETS:
Investments in securities, at value
 (identified cost $99,305,738)..............................  $107,328,910
Cash........................................................        37,093
Receivable for:
    Interest................................................     1,868,093
    Investments sold........................................       955,180
Prepaid expenses and other assets...........................        23,990
                                                              ------------

    TOTAL ASSETS............................................   110,213,266
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     4,115,573
    Investment advisory fee.................................        46,448
    Administration fee......................................        27,869
Accrued expenses and other payables.........................       114,184
Contingencies (Note 8)......................................            --
                                                              ------------

    TOTAL LIABILITIES.......................................     4,304,074
                                                              ------------

    NET ASSETS..............................................  $105,909,192
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $ 98,915,046
Net unrealized appreciation.................................     8,023,172
Accumulated undistributed net investment income.............       774,572
Accumulated net realized loss...............................    (1,803,598)
                                                              ------------

    NET ASSETS..............................................  $105,909,192
                                                              ============

NET ASSET VALUE PER SHARE,
 10,573,906 shares outstanding
 (unlimited shares authorized of $.01 par value)............        $10.02
                                                                    ======

                      SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

STATEMENT OF OPERATIONS
For the year ended March 31, 1998

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 7,458,190
                                                              -----------
EXPENSES
Investment advisory fee.....................................      523,806
Administration fee..........................................      314,284
Professional fees...........................................       93,520
Transfer agent fees and expenses............................       37,197
Registration fees...........................................       24,322
Shareholder reports and notices.............................       20,482
Trustees' fees and expenses.................................       18,685
Custodian fees..............................................        5,648
Other.......................................................       15,691
                                                              -----------

    TOTAL EXPENSES..........................................    1,053,635

Less: expense offset........................................       (5,618)
                                                              -----------

    NET EXPENSES............................................    1,048,017
                                                              -----------

    NET INVESTMENT INCOME...................................    6,410,173
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    1,308,636
Net change in unrealized appreciation.......................    2,822,696
                                                              -----------

    NET GAIN................................................    4,131,332
                                                              -----------

NET INCREASE................................................  $10,541,505
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

STATEMENT OF CHANGES IN NET ASSETS
                                                       FOR THE YEAR
                                                          ENDED         FOR THE YEAR
                                                        MARCH 31,          ENDED
                                                           1998        MARCH 31, 1997
--------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income................................  $  6,410,173     $  6,865,677
Net realized gain (loss).............................     1,308,636       (1,216,634)
Net change in unrealized appreciation................     2,822,696        1,989,928
                                                       ------------     ------------

    NET INCREASE.....................................    10,541,505        7,638,971

Dividends from net investment income.................    (7,137,217)      (7,249,645)
Net decrease from transactions in shares of
 beneficial interest.................................       --              (372,790)
                                                       ------------     ------------

    NET INCREASE.....................................     3,404,288           16,536
NET ASSETS:
Beginning of period..................................   102,504,904      102,488,368
                                                       ------------     ------------

    END OF PERIOD
    (Including undistributed net investment income of
    $774,572 and $1,504,731, respectively)...........  $105,909,192     $102,504,904
                                                       ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

NOTES TO FINANCIAL STATEMENTS March 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Opportunities Trust III (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on February 20, 1990 and commenced operations on April 30, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, with Dean Witter InterCapital Inc. (the "Investment Adviser") the Fund pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

Under the terms of the Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1998 aggregated $11,506,834 and $11,961,953, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At March 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,900.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended March 31, 1998, included in Trustees' fees and expenses in the Statement of Operations amounted to $3,264. At March 31, 1998, the Fund had an accrued pension liability of $46,690 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                           PAR VALUE     PAID IN
                                                                              OF        EXCESS OF
                                                                SHARES      SHARES      PAR VALUE
                                                              ----------   ---------   -----------
Balance, March 31, 1996.....................................  10,613,906   $106,139    $99,178,560
Treasury shares purchased and retired (weighted average
 discount 3.68%)*...........................................     (40,000)      (400)      (372,390)
                                                              ----------   --------    -----------
Balance, March 31, 1997 and 1998............................  10,573,906   $105,739    $98,806,170
                                                              ==========   ========    ===========

---------------------
* The Trustees have voted to retire the shares purchased.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

6. DIVIDENDS

On March 24, 1998, the Fund declared the following dividends from net investment income:

      AMOUNT        RECORD         PAYABLE
     PER SHARE       DATE            DATE
     ---------   -------------  --------------
      $0.0525    April 3, 1998  April 17, 1998
      $0.0525     May 8, 1998    May 22, 1998
      $0.0525    June 5, 1998   June 19, 1998

7. FEDERAL INCOME TAX STATUS

During the year ended March 31, 1998, the Fund utilized approximately $473,000 of its net capital loss carryover. At March 31, 1998, the Fund had a net capital loss carryover of approximately $1,804,000 of which $776,000 will be available through March 31, 2003 and $1,028,000 will be available through March 31, 2005 to offset future capital gains to the extent provided by regulations.

8. LITIGATION

On July 23, 1997, an action against the Fund and the Investment Adviser was commenced in Supreme Court of the State of New York, County of Suffolk. The complaint alleges that the Fund and the Investment Adviser tortiously interfered with the plaintiff's subordinate interests in a project for which the Fund holds senior defaulted bonds. Since July, the action has been essentially dormant. Should it proceed, the Fund and the Investment Adviser intend to defend vigorously.

The ultimate outcome of this matter is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of such matter.

MUNICIPAL INCOME OPPORTUNITIES TRUST III

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                  FOR THE YEAR ENDED MARCH 31
                                                                ---------------------------------------------------------------
                                                                  1998            1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $   9.69        $   9.66     $   9.57     $   9.32     $   9.41
                                                                --------        --------     --------     --------     --------
Net investment income.......................................        0.61            0.65         0.68         0.67         0.66
Net realized and unrealized gain (loss).....................        0.40            0.07        (0.01)        0.19        (0.04)
                                                                --------        --------     --------     --------     --------
Total from investment operations............................        1.01            0.72         0.67         0.86         0.62
                                                                --------        --------     --------     --------     --------
Less dividends and distributions from:
   Net investment income....................................       (0.68)          (0.69)       (0.61)       (0.59)       (0.71)
   Net realized gain........................................          --              --           --        (0.07)          --
                                                                --------        --------     --------     --------     --------
Total dividends and distributions...........................       (0.68)          (0.69)       (0.61)       (0.66)       (0.71)
                                                                --------        --------     --------     --------     --------
Anti-dilutive effect of acquiring treasury shares...........          --              --         0.03         0.05           --
                                                                --------        --------     --------     --------     --------
Net asset value, end of period..............................    $  10.02        $   9.69     $   9.66     $   9.57     $   9.32
                                                                ========        ========     ========     ========     ========
Market value, end of period.................................    $  9.875        $  10.00     $  9.125     $   8.25     $   8.50
                                                                ========        ========     ========     ========     ========

TOTAL INVESTMENT RETURN+....................................        5.41%          17.64%       18.54%        5.05%      (5.04)%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................        1.01%(1)        1.03%(1)     1.06%        1.05%        1.07%
Net investment income.......................................        6.14%           6.66%        6.91%        7.24%        6.88%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................    $105,909        $102,505     $102,488     $104,937     $106,916
Portfolio turnover rate.....................................          11%             20%           8%           6%          12%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST III

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME OPPORTUNITIES TRUST III

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Opportunities Trust III (the "Fund") at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 8, 1998

      --------------------------------------------------------------------

                      1998 FEDERAL TAX NOTICE (unaudited)

         For the year ended March 31, 1998, all of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes.

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willson
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048




MUNICIPAL
INCOME
OPPORTUNITIES
TRUST III


Annual Report
March 31, 1998